    The High
    Yield Income
    Fund, Inc.
-------------------------------------------------------------------
   Annual Report
   August 31, 1999

Letter to
Shareholders

                                   October 12, 1999

Dear Shareholder:

Performance At A Glance.
Our fiscal year that ended August 31, 1999, proved to be a challenging period for fixed-income markets, including high-yield bonds. Many investors temporarily shunned riskier assets, such as high-yield bonds, and favored the most conservative government debt securities after a global financial crisis worsened during the summer and early autumn of 1998. This "flight-to-quality" trend reversed, and money flowed back into high-yield bonds largely because the Federal Reserve cut a key short-term interest rate three times in the autumn of 1998 to reassure investors.

However, the Fed changed the course of monetary policy by increasing this short-term rate twice in the summer of 1999 to slow U.S. economic growth and avoid rising inflation. In anticipation of these rate hikes, investors drove bond yields higher (and their prices lower). This trend, along with other factors, also prompted a renewed sell-off in high-yield bonds. But despite these volatile market conditions, the High Yield Income Fund provided an annual return that beat the average comparable funds as measured by Lipper, Inc. The Fund performed better than its benchmark for the fiscal year largely because we maintained a conservative investment strategy that enabled the Fund to post a strong return for the first half of our fiscal year.

                       FUND'S PERFORMANCE
                         As of 8/31/99
                                Total Return      NAV      Market Price
                                  12 months     8/31/99      8/31/99
High Yield                        6.41%        $6.62        $6.81
  Income Fund1

Lipper Closed-End                 2.98%         N/A           N/A
  High Current Yield Avg.2

Lipper Open-End                   4.68          N/A           N/A
  High Current Yield Avg.3

1Source: Prudential Investments Fund Management L.L.C.
Total return of the Fund represents the change in net asset value from the beginning of the period (9/1/98) through the end of the period (8/31/99) and assumes the reinvestment of dividends and distributions.
Shares of the Fund are traded on the NYSE using the symbol HYI. Past performance is no guarantee of future results.

2Source: Lipper, Inc. These are the average returns of 26 funds in the closed-end high current yield category for six months.

3Source: Lipper, Inc. These are the average returns of 294 funds in the open-end high current yield category.

                     YIELD AND DIVIDEND
                       As of 8/31/99

           Total Monthly Dividends Paid Per Share

         Total Monthly Dividends
              Paid Per Share            Yield At Market Price
                12 months
                  $0.72                        10.57%

The Fund's primary investment objective is to maximize current income to shareholders. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The Fund will seek to achieve its objectives by investing primarily in corporate bonds rated BBB or lower by independent rating agencies. Bonds rated less than BBB are below investment grade and are commonly known as "junk bonds". Below-investment-grade bonds are subject to greater risk of default and higher volatility than investment-grade bonds. Furthermore, these bonds tend to be less liquid than higher-quality bonds. The Fund is well-diversified, and we carefully research companies to find those with attractive yields and improving credit quality.

Our Strategy.
Bond markets faced a challenging year...
Two major developments roiled bond markets during our fiscal year--a world-wide financial crisis followed by concern that a surprisingly robust U.S. economy, a global economic recovery, and spiraling oil prices could boost inflationary pressures. In addition, the high-yield (junk) bond market had to contend with a growing number of companies that defaulted, or failed to make timely interest and principal payments on their debt securities.

 ...but our conservative investment strategy benefited the Fund.

Amid these difficult market conditions, the Fund provided an annual return that beat its closed-end benchmark Lipper
Average. The Fund outperformed its benchmark largely because our conservative investment strategy enabled it to post a strong return for the first half of our fiscal year. During that time, the global financial crisis had spread beyond Asia and fueled fears that the U.S. economy would also suffer if struggling Asian nations purchased fewer American-made goods and services. Many investors reacted to this uncertainty by selling riskier assets, such as high-yield bonds, and purchasing the safest government securities, including U.S. Treasuries.

As part of our conservative approach, we emphasized bonds of domestic industries, such as cable television, that tend to be less cyclical, have stable cash flows, and usually perform well even if economic growth slows.
We also focused on fixed-income securities of companies in telecommunications and media, where the tendency of stronger corporations to purchase their competitors benefited bondholders. In addition, the Fund's exposure to the most highly rated junk bonds--those in the Ba ratings category--rose as high as 22% of its total investments during our fiscal year.

By contrast, the Fund maintained a light exposure to bonds of metals, autos, and paper companies because these cyclical industries tend to suffer when the economy slumps. We also cut back on lower-quality junk bonds, such as those in the emerging market sector. Bonds in the Caa ratings category remained below 5.0% of the Fund's total investments because they are considered to carry substantial credit risk.

The Fed repeatedly cut a key short-term interest rate.

Market sentiment had turned so bearish during the autumn of 1998 that the Federal Reserve cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter of a percentage point three times, leaving the rate at 4.75% in November 1998. Lowering interest rates generally promotes economic growth by reducing borrowing costs. Therefore, the three short-term rate cuts helped to restore faith in the U.S. economy and calm global financial markets.

Many investors, reassured by monetary policy changes, began to sell Treasuries and buy higher-yielding assets, including junk bonds. Demand for high-yield bonds also picked up as it became clear the U.S.
economy was expanding more rapidly than expected without boosting inflation. Prices of better-quality junk bonds, such as those in the single-B ratings category, gained nicely. We were particularly pleased because these bonds accounted for nearly 70% of the Fund's total investments during the first half of its fiscal year.

Inflation fears battered bond markets in 1999.
By February 1999, however, many investors were growing increasingly worried that the powerful
U.S. economic expansion would eventually bolster inflation, which erodes the value of bonds' fixed interest payments. To compensate for this risk, they demanded higher yields, (and lower prices) on most debt securities, including junk bonds. This sell-off deepened in the spring of 1999 as it became clear the Fed would hike short-term rates to rein in economic growth and avoid higher inflation. Finally on June 30, 1999, the Fed increased the Federal funds rate by a quarter of a percentage point to 5.00%. That move was followed by a second of the same magnitude on August 24, 1999, that left the Federal funds rate at 5.25%. This time the Fed also raised the discount rate (the rate it charges its member banks that borrow at the discount window) to 4.75% from 4.50%.

Junk bonds led other U.S. debt securities.
High-yield bonds, particularly those of a lower quality, tend to be less affected than most other fixed-income securities by changes in the level of interest rates. Largely because of this characteristic, the high-yield bond market performed better than all other U.S. debt markets for the 12-month period ended
August 31, 1999, based on Lehman Brothers indexes.

Although interest-rate fluctuations tend not to have as great an impact on high-yield bonds, junk bonds are very responsive to changes in the fortunes of their issuers. Indeed, prices of high-yield bonds declined in 1999 partly because the junk bond default rate climbed. Prices of high-yield bonds also fell as many companies rushed to issue new bonds in the summer of 1999 to avoid any potential problems that might arise when computers switch their internal dates to the year
2000. This flood of new debt securities created many attractive buying opportunities. Among our purchases were bonds of Allied Waste North America and United
Pan-Europe Communications, which owns and operates cable television, telephone and Internet/data services in Israel and various European countries.

Looking Ahead.

High-yield bonds may remain among top performers.
Fear that the robust U.S. economy would boost inflation helped to ignite the sell-off in the bond markets. Nevertheless, we believe continued solid economic growth is ultimately positive for the earnings outlook of companies that issue high-yield bonds. If the economic expansion remains on track and interest rates move neither sharply higher nor lower, we believe junk bonds could remain among the best performing fixed-income markets in the United States. High-yield bonds still represent a good investment opportunity for those looking to diversify their portfolios with securities that have a low correlation to trends in other debt and equity markets.

One integrated and expanded team.
I would also like to take this opportunity to tell you about some changes we've made to our Fixed Income
Group. Earlier in the year, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The High Yield Sector team, headed by Casey
Walsh, is now responsible for the day-to-day management of the High Yield Income Fund. Many of the investment professionals who supported the management of the Fund in the past, including George Edwards who previously managed the Fund, are part of this new team.

Sincerely,

John R. Strangfeld, President
The High Yield Income Fund, Inc.

Portfolio of Investments as
of August 31, 1999                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--119.0%
CORPORATE BONDS--114.6%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--1.1%
BE Aerospace, Inc., Sr. Sub. Notes                          B1                9.50%      11/01/08   $     150 (a)     $   152,250
K & F Industries, Inc., Sr. Sub. Notes, Ser. B              B3                9.25       10/15/07         300 (a)         292,500
Stellex Industries, Inc., Sr. Sub. Notes                    B3                9.50       11/01/07         500 (a)         385,000
                                                                                                                      -----------
                                                                                                                          829,750
------------------------------------------------------------------------------------------------------------------------------
Airlines--0.2%
Continental Airlines, Inc., Sr. Notes                       Ba2               8.00       12/15/05         150 (a)         139,722
------------------------------------------------------------------------------------------------------------------------------
Automotive Parts--3.0%
Collins & Aikman Products Co., Sr. Sub. Notes               B2               11.50        4/15/06          50 (a)          49,750
Foamex JPS Automotive LP.,
   Sr. Notes                                                B1               11.125       6/15/01         250 (a)         251,250
   Sr. Sub. Notes                                           B3                9.875       6/15/07         150 (a)         138,000
Hayes Lemmerz International, Inc., Sr. Sub. Notes, Ser.
   B                                                        B2                8.25       12/15/08         200 (a)         189,500
Lear Corp.,
   Sr. Notes                                                Ba1               8.11        5/15/09         500 (a)         495,000
   Sr. Notes                                                Ba1               7.96        5/15/05         500             490,000
Paragon Corporate Holdings, Inc., Sr. Notes                 B3                9.625       4/01/08         250             112,500
Standyne Automotive Corp., Sr. Sub. Notes                   Caa1             10.25       12/15/07         350 (a)         306,250
Venture Holdings, Sr. Notes                                 B2                9.50        7/01/05         250             233,750
                                                                                                                      -----------
                                                                                                                        2,266,000
------------------------------------------------------------------------------------------------------------------------------
Building & Products--2.7%
Building Materials Corp., Sr. Notes                         Ba3               8.00       12/01/08         250 (a)         228,750
Congoleum Corp., Sr. Notes                                  B1                8.625       8/01/08         500 (a)         440,000
Del Webb Corp., Sr. Sub. Deb.                               B2                9.375       5/01/09         425 (a)         386,750
Falcon Building Products., Inc., Sr. Sub. Disc. Notes,
   Zero Coupon
   (until 6/15/02), Ser. B                                  B3               10.50        6/15/07         250             171,563
Falcon Holdings Group, L.P., Sr. Disc. Notes, Zero
   Coupon
   (until 6/15/03)                                          B2                9.285       4/15/10         250             177,500
Nortek, Inc.,
   Sr. Notes                                                B1                9.25        3/15/07         250             243,750
   Sr. Notes                                                B1                9.125       9/01/07         375 (a)         363,750
                                                                                                                      -----------
                                                                                                                        2,012,063

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of August 31, 1999                       THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable--11.8%
Adelphia Communications Corp.,
   Sr. Notes                                                B1                9.25%      10/01/02   $     225 (a)     $   226,125
   Sr. Notes, Payment in Kind (cost $220,313; purchased
      - 2/14/97)                                            B1               9.50         2/15/04          85              84,873
   Sr. Notes                                                B1              10.50         7/15/04         500 (a)         517,500
Charter Communications Holdings Sr. Notes                   B2               8.625        4/01/09         500             470,000
Classic Cable, Inc., Sr. Sub. Notes                         B3               9.375        8/01/09         130             129,675
Coaxial Commerce Central Ohio, Inc., Sr. Notes              B3              10.00         8/15/06         250 (a)         251,250
Comcast UK Cable Corp., Sr. Disc. Deb., Zero Coupon
   (until 11/15/00) (U.K.)                                  B2              11.20        11/15/07         250 (a)(d)      225,000
CSC Holdings, Inc.,
   Sr. Notes, Ser. B                                        Ba2              8.125        8/15/09         200 (a)         194,536
   Sr. Sub. Notes                                           B1               9.25        11/01/05         500 (a)         500,000
   Sr. Sub. Notes                                           B1               9.875        2/15/13         250             258,750
Diamond Cable Co.,
   Sr. Disc. Notes, Zero Coupon (until 12/15/00) (U.K.)     B3              11.75        12/15/05         625 (a)(d)      562,500
   Sr. Disc. Notes, Zero Coupon (until 2/15/02) (U.K.)      B3              10.75         2/15/07         500 (d)         392,500
Intermedia Capital Partners L.P., Sr. Disc. Notes           B2              11.25         8/01/06         574 (a)         631,400
International Cabletel, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/00)             B3              12.75         4/15/05         250             241,875
   Sr. Notes, Ser. B, Zero Coupon (until 2/1/01)            B3              11.50         2/01/06         625 (a)         560,937
Lenfest Communications, Inc., Sr. Sub. Notes                B2              10.50         6/15/06         500 (a)         573,750
Rogers Cablesystems, Inc., (Canada) Sr. Notes               Ba3             10.00         3/15/05         575 (a)(d)      606,625
Telewest Communications, PLC.,
   Sr. Disc. Deb., Zero Coupon (until 10/1/00) (U.K.)       B1              11.00        10/01/07         300 (d)         264,750
   Sr. Disc. Notes, Zero Coupon (until 4/15/04) (U.K.)      B1               9.25         4/15/09         200 (d)         122,000
United Int'l. Holdings, Inc., Sr. Sec'd. Disc. Notes,
   Zero Coupon (until 2/15/03)                              B3              10.34         2/15/08         500             290,000
United Pan Europe,
   Sr. Disc. Notes, Zero Coupon (until 8/1/04) (NL)         B2              12.50         8/01/09       1,095 (d)         602,250
   Sr. Notes (NL)                                           B2              10.875        8/01/09       1,130 (d)       1,135,650
                                                                                                                      -----------
                                                                                                                        8,841,946
------------------------------------------------------------------------------------------------------------------------------
Capital Goods--0.3%
Gentek, Inc., Sr. Sub. Notes                                B2               11.00        8/01/09         190             193,325
------------------------------------------------------------------------------------------------------------------------------
Casinos--0.1%
Aztar Corp., Sr. Sub. Notes                                 B2               13.75       10/01/04          60 (a)          64,800
------------------------------------------------------------------------------------------------------------------------------
Chemicals--4.0%
Equistar Chemicals. Inc., Sr. Notes                         Baa3              8.75        2/15/09         250 (a)         245,745
Huntsman ICI Chemicals, Inc., Sr. Sub. Notes                B2               10.125       7/01/09         325             325,812

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of August 31, 1999                    THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Chemicals (cont'd.)
Lyondell Chemical Co.,
   Sr. Sec'd Notes, Ser. A                                  NR               9.625%       5/01/07   $     125         $   125,000
   Sr. Sec'd Notes, Ser. B                                  NR               9.875        5/01/07         700             700,000
Polymer Group, Inc., Sr. Sub. Notes                         B2               9.00         7/01/07       1,000 (a)         950,000
Sterling Chemical Holdings, Inc.,
   Sr. Sub. Notes                                           B3              12.375        7/15/06         185             185,000
   Sr. Sub. Notes                                           B3              11.75         8/15/06         100 (a)          62,500
ZSC Specialty, Sr. Notes (U.K.)                             B2              11.00         7/01/09         375 (d)         375,000
                                                                                                                      -----------
                                                                                                                        2,969,057
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--5.8%
Americredit Corp., Sr. Notes                                Ba1              9.875        4/15/06         200 (a)         200,500
Corning Consumer Prod. Co., Sr. Sub. Notes                  B3               9.625        5/01/08         250 (a)         197,500
French Fragrances, Inc.,
   Sr. Notes, Ser. B                                        B2              10.375        5/15/07         600 (a)         582,000
   Sr. Notes, Ser. B                                        B2              10.375        5/15/07         150 (a)         145,500
Louisiana Petite Academy, Inc., Sr. Notes                   B3              10.00         5/15/08         250             223,125
Mail Well Corp., Sr. Notes                                  B1               8.75        12/15/08         750 (a)         712,500
Radnor Holdings, Corp., Sr. Notes, Ser. B                   B2              10.00        12/01/03         500             505,000
Revlon Consumer Prod. Corp., Sr. Notes                      B2               9.00        11/01/06         500             465,000
Sealy Mattress Co., Sr. Sub. Disc. Notes, Zero Coupon
   (until 12/15/02)                                         B3              10.875       12/15/07         125              83,750
United Stationer Supply Co., Sr. Sub. Notes                 B1              12.75         5/01/05         700 (a)     179,903,625
Windmere Durable Holdings, Inc., Sr. Notes                  B3              10.00         7/31/08         500 (a)         487,500
                                                                                                                      -----------
                                                                                                                        4,361,000
------------------------------------------------------------------------------------------------------------------------------
Containers--0.8%
Consolidated Contaniner Co., LLC., Sr. Sub. Notes           B2               10.125       7/15/09          90              90,900
Tekni Plex, Inc., Sr. Sub. Notes                            B3                9.25        3/01/08         550 (a)         530,750
                                                                                                                      -----------
                                                                                                                          621,650
------------------------------------------------------------------------------------------------------------------------------
Drugs & Health Care--0.6%
Fresenius Medical Care, Trust Pfd. Secs.                    NR                7.875       2/01/08         500             460,000
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.5%
Applied Power, Inc., Sr. Sub. Notes                         B1                8.75        4/01/09         125             118,125
Calpine Corp. Sr. Notes                                     Ba2               7.75        4/15/09         250             231,250
                                                                                                                      -----------
                                                                                                                          349,375

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of August 31, 1999                      THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Energy--5.5%
AES Corp.,
   Sr. Notes                                                Ba1               9.50%       6/01/09   $     500         $   497,500
   Sr. Sub. Notes                                           Ba3              10.25        7/15/06         500 (a)         500,000
CMS Energy Corp.,
   Sr. Notes                                                Ba3               8.375       7/01/03         750             737,498
   Sr. Notes                                                Ba3               7.50        1/15/09         350             320,250
DI Industies, Inc., Sr. Notes                               B1                8.875       7/01/07         250 (a)         223,125
Great Lakes Carbon Corp., Sr. Sub. Notes, Payment in
   Kind
   (cost $500,000; purchased - 3/19/98)                     B3               10.25        5/15/08         500 (a)         482,500
Gulf Canada Resources Ltd., Sr. Sub. Deb. (Canada)          Ba2               9.625       7/01/05         375 (a)(d)      386,250
P & L Coal Holdings Corp., Sr. Sub. Notes                   B2                9.625       5/15/08       1,000 (a)         975,000
                                                                                                                      -----------
                                                                                                                        4,122,123
------------------------------------------------------------------------------------------------------------------------------
Financial--1.4%
CB Richards Ellis Svcs, Inc., Sr. Sub. Notes                Ba3               8.875       6/01/06         400 (a)         382,000
Delta Financial Corp., Sr. Notes                            B3                9.50        8/01/04         550 (a)         467,500
Meditrust                                                   Ba2               7.82        9/10/26         100              89,346
Metris, Inc., Sr. Notes                                     Ba3              10.125       7/15/06         150             142,500
                                                                                                                      -----------
                                                                                                                        1,081,346
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage--1.6%
Pilgrim's Pride Corp., Sr. Sub. Notes                       B2               10.875       8/01/03         800 (a)         826,000
PSF Finance, LP., Sr. Sec'd. Notes, Payment in Kind
   (cost $324,232; purchased - 3/8/94)                      NR               11.00        9/17/03         342 (a)         360,879
                                                                                                                      -----------
                                                                                                                        1,186,879
------------------------------------------------------------------------------------------------------------------------------
Foods--3.2%
Ameriserve Food Distribution, Inc., Sr. Notes               B2                8.875      10/15/06         500 (a)         431,250
Borden, Inc., Sr. Notes                                     Ba1               9.20        3/15/21         500 (a)         465,975
Carrols Corp. Sr. Sub. Notes                                B2                9.50       12/01/08         250             212,500
Cott Corp., Sr. Notes (CA)                                  B1                8.50        5/01/07         500 (a)(d)      455,000
Packaged Ice, Inc., Sr. Notes                               B3                9.75        2/01/05         500             470,000
Purina Mills, Inc., Sr. Sub. Notes                          B2                9.00        3/15/10       1,000 (a)         340,000
                                                                                                                      -----------
                                                                                                                        2,374,725
------------------------------------------------------------------------------------------------------------------------------
Gaming--4.1%
Alliance Gaming Corp. Sr. Sub. Notes, Ser. B                B3               10.00        8/01/07         540 (a)         376,650
Casino Magic Corp., Sr. Notes                               B1               13.00        8/15/03         250 (a)         282,500
Coast Hotels & Casinos, Inc., Sr. Sub. Notes                B3                9.50        4/01/09          75              71,250
Harrahs Operating Inc., Sr. Sub. Notes                      Ba2               7.875      12/15/05         250             238,750
Hollywood Park, Inc., Sr. Sub. Notes, Ser. B                B2                9.25        2/15/07         500             485,000
Isle Capri Casinos, Inc., Sr. Notes                         B3                8.75        4/15/09         250             230,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of August 31, 1999                      THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Gaming (cont'd.)
MGM Grand, Inc., Sr. Notes                                  Ba1              6.875%       2/06/08   $     250 (a)     $   218,750
Mohegan Tribal Gaming Authority,
   Sr. Sub. Notes                                           Ba2              8.125        1/01/06         500 (a)         485,000
   Sr. Sub. Notes                                           Ba3              8.75         1/01/09         125             122,812
Trump Atlantic City Assocs., First Mtge. Notes              B2              11.25         5/01/06         650 (a)         552,500
                                                                                                                      -----------
                                                                                                                        3,063,212
------------------------------------------------------------------------------------------------------------------------------
Health Care--2.5%
Biovail Corp., Sr. Notes                                    B2              10.875       11/15/05         500 (a)         517,500
Columbia/HCA Healthcare Corp.
   Deb.                                                     Ba2              7.05        12/01/27         125 (a)          93,281
   Deb.                                                     Ba2              7.50        11/15/95          75              55,292
Concentra Operating Corp., Sr. Sub. Notes, Ser. A           B3              13.00         8/15/09         155             156,550
Expressw Scripts, Inc., Sr. Notes                           Ba2              9.625        6/15/09         200             203,000
Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes          B3              10.75         5/15/09         150 (a)          75,000
Magellan Health Services, Inc., Sr. Sub. Notes              B3               9.00         2/15/08         500             427,500
Triad Hospitals Holdings, Inc., Sr. Sub. Notes              B3              11.00         5/15/09         300             300,750
                                                                                                                      -----------
                                                                                                                        1,903,873
------------------------------------------------------------------------------------------------------------------------------
Home Builder--0.3%
D.R. Horton, Inc., Sr. Notes                                Ba1               8.00        2/01/09         250 (a)         230,000
------------------------------------------------------------------------------------------------------------------------------
Industrials--4.0%
Amphenol Corp., Sr. Sub. Notes                              B2                9.875       5/15/07       1,000 (a)         995,000
Continental Global Group, Inc., Sr. Notes, Ser. A           B2               11.00        4/01/07         250 (a)         167,500
Eagle Picher Industries, Inc., Sr. Sub. Notes               B3                9.375       3/01/08         350 (a)         322,000
Motors & Gears, Inc.                                        B3               10.75       11/15/06         500 (a)         492,500
Newcor Inc., Sr. Sub. Notes                                 B3                9.875       3/01/08          45 (a)          40,050
Stena AB, (Sweden) Sr. Notes                                B1               10.625       6/01/08         165 (d)         122,100
Thermadyne Mfg., Sr. Sub. Notes                             B3                9.875       6/01/08         500 (a)         412,500
Viasystems, Inc., Sr. Sub. Notes                            B3                9.75        6/01/07         500 (a)         433,750
                                                                                                                      -----------
                                                                                                                        2,985,400
------------------------------------------------------------------------------------------------------------------------------
Leisure--1.7%
AMC Entertainment, Inc., Sr. Sub. Notes                     B3                9.50        2/01/11         260             217,100
Ballys Health & Tennis Corp., Sr. Sub. Notes, Ser. C        B3                9.875      10/15/07         500 (a)         481,250
Imax Corp., Sr. Notes (CA)                                  Ba2               7.875      12/01/05         250             234,375
Premier PKS, Inc., Sr. Notes                                B3                9.75        6/15/07         350 (a)         346,500
                                                                                                                      -----------
                                                                                                                        1,279,225

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of August 31, 1999                 THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Lodging--2.1%
HMH Properties, Inc., Sr. Sec'd Notes                       Ba2              7.875%       8/01/08   $     750 (a)     $   671,250
Host Marriott Travel Plazas, Inc., Sr. Notes                Ba3              9.50         5/15/05         900             927,000
                                                                                                                      -----------
                                                                                                                        1,598,250
------------------------------------------------------------------------------------------------------------------------------
Media--5.3%
Ackerley Group, Inc., Sr. Sub. Notes, Ser. B                B2               9.00         1/15/09         250             240,000
American Lawyer Media Holdings,
   Sr. Disc. Notes Zero Coupon (until 12/15/02)             B3              12.25        12/15/08         300 (a)         190,500
   Sr. Sub. Notes                                           B1               9.75        12/15/07         350 (a)         335,125
AMSC Acquisition, Inc., Sr. Notes                           NR              12.25         4/01/08         100 (a)          77,500
Capstar Radio Broadcasting, Inc., Sr. Sub. Notes            B2               9.25         7/01/07         125             126,250
Chancellor Media Corp., Sr. Sub. Notes                      B1               9.00        10/01/08         500 (a)         497,500
Fox Family Worldwide, Inc., Sr. Notes                       B1               9.25        11/01/07          60 (a)          56,250
Garden State Sr. Sub. Notes                                 B1               8.625        7/01/11         150             136,125
Grupo Televisa S.A., Sr. Disc. Notes (Mexico)
   Zero Coupon (until 5/15/01)                              Ba2             13.25         5/15/08         175 (d)         145,250
Lamar Media Corp., Sr. Sub. Notes                           B1               9.625       12/01/06         500 (a)         507,500
Mediacom, LLC., Sr. Notes                                   B2               7.875        2/15/11         500             440,000
Shop At Home, Inc., Sr. Sec'd Notes                         B1              11.00         4/01/05          25 (a)          24,625
Susquehanna Media Co., Sr. Sub. Notes                       B1               8.50         5/15/09         500 (a)         495,000
Transwestern Publishing, Co., LP., Sr. Sub. Notes, Ser.
   D                                                        B2               9.625       11/15/07         250             242,500
World Color Press, Inc.,
   Sr. Sub. Notes                                           Caa1             8.375       11/15/08         125             121,406
   Sr. Sub. Notes                                           Baa3             7.75         2/15/09         375             363,750
                                                                                                                      -----------
                                                                                                                        3,999,281
------------------------------------------------------------------------------------------------------------------------------
Metals--3.9%
AEI Resources, Inc, Sr. Sub. Notes                          Caa1             11.50       12/15/06         100              85,000
AK Steel Corp., Sr. Notes                                   Ba2               9.125      12/15/06         500 (a)         506,250
Allied Waste North America, Inc.,
   Sr. Notes                                                Ba3               7.625       1/01/06         500 (a)         455,000
   Sr. Notes                                                Ba3               7.875       1/01/09         250 (a)         225,000
   Sr. Sub. Notes                                           B2               10.00        8/01/09         900 (a)         866,250
RMI USA, LLC., Sr. Notes (CA)                               B1               10.00        6/01/09         100 (d)          96,000
Russel Metals, Inc., Sr. Notes (CA)                         B1               10.00        6/01/09         150 (d)         144,000
UCAR Global Enterprises, Inc., Sr. Sub. Notes               B2               12.00        1/15/05         250 (a)         263,750
WHX Corp., Sr. Notes                                        B3               10.50        4/15/05         250             238,750
                                                                                                                      -----------
                                                                                                                        2,880,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as
of August 31, 1999                        THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous--0.9%
Iron Medium, Inc., Sr. Sub. Notes                           B2                8.25%       7/01/11   $     500         $   457,500
Six Flags Entertainment Corp., Sr. Notes                    B3                8.875       4/01/06         250             241,250
                                                                                                                      -----------
                                                                                                                          698,750
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Services--0.4%
Coinstar, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 10/1/99)                                          NR               13.00       10/01/06         250 (a)         263,750
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Exploration/Production--4.7%
Chesapeake Energy Corp., Sr. Notes                          B3                9.625       5/01/05         335 (a)         314,900
Leviathan Finance Corp. Sr. Sub. Notes                      B2               10.375       6/01/09         300             304,500
Nuevo Energy Co., Sr. Sub. Notes                            B1                9.50        6/01/08         250             248,750
Plains Resources, Inc., Sr. Sub. Notes                      B2               10.25        3/15/06         250 (a)         251,875
R & B Falcon Corp., Sr. Notes                               Ba3              12.25        3/15/06         275             290,125
RBF Finance Co.,
   Sr. Sec'd Notes                                          Ba3              11.375       3/15/09         600             636,000
   Sr. Sec'd. Notes                                         Ba3              11.00        3/15/06         255             268,387
Snyder Oil Corp., Sr. Sub. Notes                            Ba3               8.75        6/15/07         500 (a)         493,750
Swift Energy Co., Sr. Sub. Notes                            B2               10.25        8/01/09         190             190,000
Veritas DGC, Inc., Sr. Notes, Ser. C                        Ba3               9.75       10/15/03         500 (a)         510,000
                                                                                                                      -----------
                                                                                                                        3,508,287
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--5.8%
Ball Corp., Sr. Sub. Notes                                  B1                8.25        8/01/08         750 (a)         729,375
Consumers Int'l., Inc., Sr. Sec'd Notes (CA)                Ba3              10.25        4/01/05         250 (a)(d)      250,000
Graham Packaging Holdings Co.,
   Sr. Disc. Notes, Zero Coupon (until 1/15/03)             Caa1             10.75        1/15/09         100              63,500
   Sr. Sub. Notes                                           B3                8.75        1/15/08         100 (a)          93,500
Maxxam Group Holdings Inc., Sr. Sec'd Notes                 B3               12.00        8/01/03         500 (a)         510,000
Millar Western Prod. Ltd., Sr. Notes (CA)                   B3                9.875       5/15/08         250 (d)         238,125
Packaging Corp., Sr. Notes                                  B3                9.625       4/01/09         170 (a)         170,850
Silgan Holdings Inc.,
   Sub. Deb., Payment in Kind (cost $700,000; purchased
      - 6/13/97)                                            B                13.25        7/15/06         786 (a)         860,670
   Sr. Sub. Deb.                                            B1                9.00        6/01/09         500 (a)         475,000
Stone Container Corp., Sr. Sub. Deb.                        B3               12.25        4/01/02         950 (a)         952,375
                                                                                                                      -----------
                                                                                                                        4,343,395
------------------------------------------------------------------------------------------------------------------------------
Pharmacenticals--0.6%
ICN Pharmaceuticals Inc., Sr. Notes                         Ba3               8.75       11/15/08         500             465,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments as
of August 31, 1999                      THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Printing--0.7%
Sullivan Graphics Inc., Sr. Sub. Notes                      Caa              12.75%       8/01/05   $     500 (a)     $   513,750
------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust--0.1%
Louisiana Quinta Inns, Inc., Sr. Notes                      Ba1               7.40        9/15/05         100              81,150
------------------------------------------------------------------------------------------------------------------------------
Refinery--0.3%
Tesoro Petroleum Corp., Sr. Sub. Notes                      B1                9.00        7/01/08         250             243,750
------------------------------------------------------------------------------------------------------------------------------
Restaurants--0.3%
CKE Restaurants, Inc., Sr. Sub. Notes                       B1                9.125       5/01/09         250             217,500
------------------------------------------------------------------------------------------------------------------------------
Retail--5.1%
Big 5 Corp., Sr. Notes, Series B                            B2               10.875      11/15/07         200 (a)         200,000
Duane Reade Inc., Sr. Sub. Notes                            B3                9.25        2/15/08         570 (a)         574,275
Franks Nursery & Crafts, Inc., Sr. Sub. Notes               B3               10.25        3/01/08         400 (a)         380,000
K-Mart Corp.                                                Ba2               8.25        1/01/22         750 (a)         733,125
Phar-Mor, Inc., Sr. Notes                                   B3               11.72        9/11/02       1,250 (a)       1,250,000
Phillips Van Heusen Corp., Sr. Sub. Notes                   B1                9.50        5/01/08         250             236,250
Worldtex, Inc., Sr. Notes, Ser. B                           B1                9.625      12/15/07         500             455,000
                                                                                                                      -----------
                                                                                                                        3,828,650
------------------------------------------------------------------------------------------------------------------------------
Shipping--0.5%
American Commercial Lines, LLC., Sr. Notes                  B1               10.25        6/30/08         275             270,188
Holt Group, Inc., Sr. Notes                                 Caa1              9.75        1/15/06         150 (a)          97,500
                                                                                                                      -----------
                                                                                                                          367,688
------------------------------------------------------------------------------------------------------------------------------
Steel--0.5%
National Steel Corp., Mrtge. Notes, Ser. D                  Ba3               9.875       3/01/09         250             251,250
Sheffield Steel Corp., Mrtge. Notes, Ser. B                 Caa2             11.50       12/01/05         140 (a)         115,500
                                                                                                                      -----------
                                                                                                                          366,750
------------------------------------------------------------------------------------------------------------------------------
Steel & Metals--0.4%
Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes            B3               12.75        2/01/03     310,000 (a)         314,650
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--2.4%
Marsh Supermarkets Inc., Sr. Sub. Notes                     B2                8.875       8/01/07         500 (a)         490,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Portfolio of Investments as
of August 31, 1999                        THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Supermarkets (cont.d)
Pantry, Inc., Sr. Sub. Notes                                B3               10.25%      10/15/07   $     750 (a)     $   746,250
Stater Brothers Holdings, Inc., Sr. Notes                   B2               10.75        8/15/06         570             581,400
                                                                                                                      -----------
                                                                                                                        1,817,650
------------------------------------------------------------------------------------------------------------------------------
Technology--2.7%
Amkor Technology, Inc., Sr. Notes                           Ba3               9.25        5/01/06         250             242,500
Details Holding Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/15/02)                                         NR               12.50       11/15/07         210 (a)         111,300
DII Group, Inc., Sr. Sub. Notes                             B1                8.50        9/15/07         500 (a)         475,000
Interact Systems, Inc., Sr. Disc. Notes Zero Coupon
   (until 8/1/99)                                           NR               14.00        8/01/03       1,100 (a)         484,000
Intersil Corp., Sr. Sub. Notes                              B3               13.25        8/15/09         145             148,625
IPC Information Systems, Inc., Sr. Disc. Notes              B3               10.875       5/01/08         500             380,000
Repubic Tech RTI Capital, Sr. Sec'd Notes                   B                13.75        7/15/09          60              59,100
South Carolina G Holding Corp., Sr. Notes                   B2               12.00        8/01/09         115             117,875
                                                                                                                      -----------
                                                                                                                        2,018,400
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--20.6%
Allegiance Telecommunications, Inc., Sr. Notes              NR               12.875       5/15/08         750 (a)         804,375
CCPR Services, Inc., Sr. Sub. Notes                         B2               10.00        2/01/07         500 (a)         530,000
Echostar DBS Corp., Sr. Notes                               B2                9.375       2/01/09         150 (a)         147,750
Firstworld Communications, Inc., Sr. Notes,
   Zero Coupon (until 4/15/03)                              NR               13.00        4/15/08         250             175,000
Global Crossings Holdings Limited Sr. Notes                 B1                9.625       5/15/08         500 (a)         500,000
GST Telecommunications, Inc.,
   Sr. Disc. Conv. Notes, Zero Coupon (until 12/15/00)      NR               13.875      12/15/05         110             146,300
   Sr. Sub. Notes                                           NR               12.75       11/15/07         100 (a)         106,000
GST USA, Inc., Sr. Disc. Notes, Zero Coupon (until
   12/15/00)                                                NR               13.875      12/15/05       1,130 (a)         963,325
Hyperion Telecommunications, Inc., Sr. Sec. Notes, Ser.
   B                                                        B3               12.25        9/01/04         200             208,000
ICG Holdings, Sr. Disc. Notes, Zero Coupon (until
   9/15/00)                                                 B3               13.50        9/15/05         235 (a)         208,563
Impsat Corp.,
   Sr. Notes                                                B1               12.125       7/15/03         700 (a)         588,000
   Sr. Notes                                                B2               12.375       6/15/08         250             187,500
Intermedia Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 5/15/01)             B2               12.50        5/15/06         500 (a)         411,250
   Sr. Disc. Notes, Zero Coupon (until 7/15/02)             B2               11.25        7/15/07         825 (a)         577,500
ITC Deltacom, Inc., Sr. Notes                               B2                9.75       11/15/08       1,000 (a)       1,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Portfolio of Investments as
of August 31, 1999                        THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Level 3 Communications, Inc., Sr. Disc. Notes, Zero
   Coupon
   (until 12/1/03)                                          B3               10.50%      12/01/08   $     175         $    99,750
Mastec, Inc., Sr. Sub. Notes                                Ba3               7.75        2/01/08         250 (a)         235,000
McLeod USA Inc.,
   Sr. Disc. Notes, Zero Coupon (until 3/1/02)              B2               10.50        3/01/07         250 (a)         190,000
   Sr. Notes                                                B2                9.25        7/15/07         400 (a)         394,000
   Sr. Notes                                                B2                8.125       2/15/09         580 (a)         533,600
Nextlink Communications, Inc.,
   Sr. Notes                                                B3                9.625      10/01/07         400 (a)         388,000
   Sr. Disc. Notes, Zero Coupon (until 10/31/02)            B2                9.75       10/31/07         800 (a)         560,000
   Sr. Notes                                                B3               10.75        6/01/09         300             303,000
Omnipoint Corp., Sr. Notes, Series A                        B2               11.625       8/15/06         750 (a)         780,000
Pagemart Nationwide, Inc., Sr. Disc. Notes, Zero Coupon
   (until 2/1/00)                                           B3               15.00        2/01/05       1,250 (a)       1,175,000
Price Communications Wireless,
   Sr. Sub. Notes                                           B3               11.75        7/15/07         650 (a)         708,500
   Sr. Sec'd Notes, Ser. B                                  Ba3               9.125      12/15/06         150 (a)         151,500
PSINET, Inc.,
   Sr. Notes                                                B3               11.00        8/01/09         800 (a)         790,000
   Sr. Notes                                                B3               10.00        2/15/05         500 (a)         478,750
RSL Communications, PLC., Sr. Notes                         B2               12.00       11/01/08         250 (a)(d)      241,250
Telegroup Inc., Sr. Disc. Notes, Zero Coupon (until
   11/1/00)                                                 NR               10.50       11/01/04         500 (a)         185,000
Time Warner Telecom, LLC., Sr. Notes                        B2                9.75        7/15/08       1,000 (a)       1,015,000
Tritel PCS, Inc., Sr. Sub. Disc. Notes, Zero Coupon
   (until 5/15/04)                                          B3               12.75        5/15/09         350             197,750
Worldwide Fiber, Inc., Sr. Notes                            B3               12.00        8/01/09         425 (d)         419,687
                                                                                                                      -----------
                                                                                                                       15,399,350
------------------------------------------------------------------------------------------------------------------------------
Transportation--2.1%
Kitty Hawk, Inc., Sr. Sec'd Notes                           B1                9.95       11/15/04         500 (a)         487,500
USAir, Inc., Pass Through Trust
   Pass Through Trust Ser. 1989-A2                          A3                9.82        1/01/13         500 (a)         522,050
   Pass Through Trust                                       Ba2              10.375       3/01/13         500 (a)         533,485
                                                                                                                      -----------
                                                                                                                        1,543,035
                                                                                                                      -----------
Total corporate bonds (cost $89,889,403)                                                                               85,804,507
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Portfolio of Investments as
of August 31, 1999                     THE HIGH YIELD INCOME FUND, INC.
------------------------------------------------------------

                                                       Value
Description                         Shares           (Note 1)
------------------------------------------------------------
COMMON STOCKS(c)--0.3%
Intermedia Communications Inc.          780        $       20,280
Nextel Communications, Inc.           2,361               136,495
Pagemart Nationwide, Inc.             3,500 (b)            17,500
Star Gas Partners, L.P.                 308                 5,012
United Int'l. Holdings, Inc.,             1
  Class A                                                      73
                                                   --------------
Total common stocks (cost
  $100,941)                                               179,360
                                                   --------------
COMMON TRUST UNIT(c)--0.4%         Units
PSF Finance, LP (cost $462,534;
  purchased - 3/8/94)                27,924 (e)           307,164
                                                   --------------
PREFERRED STOCKS--3.4%            Shares
Clark USA Inc., Payment in Kind         118                73,293
CSC Holdings, Inc.,
   11.125%, Payment in Kind           1,625               173,869
   11.125%, Payment in Kind              42               449,400
Intermedia Communications, Inc.      10,000 (a)           200,000
Intermedia Communications, Inc.,
  Series B, 13.50%, Payment in
  Kind                                  336               315,872
Nextel Communications, Inc.,            174
  11.25% Payment in Kind                                  170,724
Packaging Corp.                       1,500               163,500
Primedia, Inc.                        3,000               299,250
R & B Falcon Corp.                       77                72,380
Sinclair Broadcast Group. Inc.        5,000 (a)           512,500
Viasystems Group, Inc.               11,487               126,355
                                                   --------------
Total preferred stocks
  (cost $2,462,406)                                     2,557,143
                                                   --------------
                                                       Value
Description                        Warrants           (Note 1)
------------------------------------------------------------
WARRANTS(c)--0.3%
American Mobile Satellite Corp.,
  expiring 4/1/08                       100        $        3,500
Cellnet Data Systems, Inc.,
  expiring 9/15/07                    2,029                10,145
Clearnet Communications, Inc.
  expiring 9/15/05 (Canada)           2,475 (d)            14,850
Firstworld Communications, Inc.,
  expiring 4/15/08                      250                17,500
Intelcom Group, Inc., expiring        9,900
  9/15/05                                                  99,000
Interact Systems, Inc., expiring      1,100
  8/1/03                                                       11
Intermedia Communications, Inc.,
  expiring 6/1/00                       750                67,500
Intersil Corp.                          145                     0
MGC Communications, Inc.,
  expiring 1/1/49                       200                 1,790
Pagemart Nationwide, Inc.,
  expiring 12/31/03                   4,600                11,500
R & B Falcon Corp., expiring             75
  5/1/09                                                   10,500
Republic Tech RTI Capital,               60
  expiring                                                      0
Sterling Chemical Holdings, Inc.,
  expiring 8/15/08                      140                 2,100
                                                   --------------
Total warrants (cost $0)                                  238,396
                                                   --------------
Total long-term investments
  (cost $92,915,284)                                   89,086,570
                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Portfolio of Investments as
of August 31, 1999                    THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                                    Principal
                                                                           Interest     Maturity     Amount             Value
Description                                                                  Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.6%
Joint Repurchase Agreement Account (cost $4,194,000,
   Note 4)                                                                   5.446%       9/01/99    $ 4,194         $  4,194,000
                                                                                                                     ------------
Total Investments--124.6%
(cost $97,109,284; Note 3)                                                                                             93,280,570
Other assets in excess of liabilities--(24.6)%                                                                        (18,420,049)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 74,860,521
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) Total or partial principal amount segregated as collateral for line of credit. Aggregate value of segregated securities--$58,004,833; (Note 5).
(b) Indicates a security is restricted as to resale; the aggregate cost of such securities is $24,500. The aggregate value $17,500 is approximately .02% of net assets.
(c) Non-income producing securities.
(d) US $ Denominated Bonds-Foreign Issuers.
(e) Portion of units represent ownership in PSF Holdings, Inc.
NR--Not rated by Moody's or Standard & Poor's.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

THE HIGH YIELD INCOME FUND, INC.
Statement of Assets and Liabilities
Statement of Operations
------------------------------------------------------------

Assets                                           August 31, 1999
Investments, at value (cost $97,109,284)......    $  93,280,570
Cash..........................................              751
Receivable for investments sold...............          155,613
Interest receivable...........................        1,827,421
Prepaid expenses and other assets.............            1,888
                                                 ---------------
   Total assets...............................       95,266,243
                                                 ---------------
Liabilities
Loan payable (Note 5).........................       20,000,000
Accrued expenses..............................          147,171
Loan interest payable.........................          105,243
Deferred directors' fees......................           57,248
Dividends payable.............................           55,610
Due to Manager................................           40,450
                                                 ---------------
   Total liabilities..........................       20,405,722
                                                 ---------------
Net Assets....................................    $  74,860,521
                                                 ---------------
                                                 ---------------
Net assets were comprised of:
   Common stock, at par.......................    $     113,025
   Paid-in capital in excess of par...........       97,806,144
                                                 ---------------
                                                     97,919,169
   Undistributed net investment income........           37,490
   Accumulated net realized loss on
      investments.............................      (19,267,424)
   Net unrealized depreciation on
      investments.............................       (3,828,714)
                                                 ---------------
Net assets, August 31, 1999...................    $  74,860,521
                                                 ---------------
                                                 ---------------
Net asset value and redemption price per share
   ($74,860,521 / 11,302,445 shares of common
   stock issued and outstanding)..............            $6.62
                                                 ---------------
                                                 ---------------

                                                   Year Ended
Net Investment Income                            August 31, 1999
Income
   Interest...................................    $   9,967,265
   Dividends..................................          129,688
                                                 ---------------
                                                     10,096,953
                                                 ---------------
Expenses
   Management fee.............................          543,095
   Custodian's fees and expenses..............          156,000
   Transfer agent's fees and expenses.........           42,000
   Reports to shareholders....................           40,000
   Audit fee and expenses.....................           30,000
   Registration fees..........................           26,000
   Directors' fees and expenses...............           14,000
   Legal fees and expenses....................            6,000
   Miscellaneous..............................           10,158
                                                 ---------------
      Total operating expenses................          867,253
   Loan interest expense (Note 5).............        1,212,604
                                                 ---------------
      Total expenses..........................        2,079,857
                                                 ---------------
Net investment income.........................        8,017,096
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions...............................       (4,543,476)
Net change in unrealized depreciation on
   investments................................        1,432,237
                                                 ---------------
Net loss on investments.......................       (3,111,239)
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................    $   4,905,857
                                                 ---------------
                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

THE HIGH YIELD INCOME FUND, INC.
Statement of Cash Flows
Statement of Changes in Net Assets
------------------------------------------------------------

                                                   Year Ended
                                                   August 31,
Increase (Decrease) in Cash                           1999
Cash flows provided from (used in) operating
   activities:
   Interest and dividends received (excluding
      discount amortization of $1,530,870).....   $  8,711,856
   Operating expenses paid.....................       (892,663)
   Loan interest paid..........................     (1,220,660)
   Maturities of short-term portfolio
      investments, net.........................       (430,000)
   Purchases of long-term portfolio
      investments..............................    (80,080,285)
   Proceeds from disposition of long-term
      portfolio investments....................     81,586,766
   Prepaid expenses............................            189
                                                  ------------
   Net cash provided from operating
      activities...............................      7,675,203
                                                  ------------
Cash flows used for financing activities:
   Cash dividends paid (excluding reinvestment
      of dividends of $435,530)................     (7,674,889)
                                                  ------------
Net increase in cash...........................            314
Cash at beginning of year......................            437
                                                  ------------
Cash at end of year............................   $        751
                                                  ------------
                                                  ------------
Reconciliation of Net Increase in Net Assets to
Net Cash Provided from (used in) Operating
Activities
Net increase in net assets resulting from
   operations..................................   $  4,905,857
                                                  ------------
Increase in investments........................       (322,609)
Net realized loss on investment transactions...      4,543,476
Net change in net unrealized depreciation on
   investments.................................     (1,432,237)
Increase in receivable for investment sold.....       (155,613)
Decrease in interest receivable................        169,605
Decrease in prepaid expenses and other
   assets......................................            190
Decrease in accrued expenses and other
   liabilities.................................        (33,466)
                                                  ------------
   Total adjustments...........................      2,769,346
                                                  ------------
Net cash provided from operating activities....   $  7,675,203
                                                  ------------
                                                  ------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1999            1998
Operations
   Net investment income...........  $ 8,017,096    $  8,246,323
   Net realized gain (loss) on
      investment transactions......   (4,543,476)      2,347,417
   Net change in unrealized
      appreciation/depreciation of
      investments..................    1,432,237     (10,100,678)
                                     -----------    ------------
   Net increase in net assets
      resulting from operations....    4,905,857         493,062
Dividends paid to shareholders
   from net investment income......   (8,112,556)     (8,064,957)
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends.......................      435,530         623,068
                                     -----------    ------------
Total decrease.....................   (2,771,169)     (6,948,827)
Net Assets
Beginning of year..................   77,631,690      84,580,517
                                     -----------    ------------
End of year........................  $74,860,521    $ 77,631,690
                                     -----------    ------------
                                     -----------    ------------
Undistributed net investment
   income..........................       37,490         132,577
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Notes to Financial Statements                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
The High Yield Income Fund, Inc. (the 'Fund') was organized in Maryland on August 21, 1987 as a diversified, closed-end management investment company. The Fund's primary investment objective is to maximize current income to shareholders through investment in a diversified portfolio of high-yield, fixed-income securities rated in the medium to lower categories by recognized rating services, or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund's custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked to market daily, having a value equal to or greater than the Fund's purchase commitments with respect to certain investments.

The Fund may invest up to 20% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ('restricted securities').

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon rate, original issue discount and market discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and make distributions at least annually of net capital gains, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $373, decrease accumulated net realized loss by $3,463,625 and decrease paid-in capital in excess of par by $3,463,998.
--------------------------------------------------------------------------------
                                       19

Notes to Financial Statements                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
This was primarily due to the expiration of a portion of the capital loss carryforward for the year ended August 31, 1999 and distribution paid from net investment income to satisfy excise tax requirements which was subsequently offset by certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed weekly and payable monthly, at an annual rate of .70 of 1% of the Fund's average weekly net assets.

PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 1999 aggregated $80,112,784 and $81,742,379, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1999 was $97,127,400 and net unrealized depreciation for federal income tax purposes was $3,846,830 (gross unrealized appreciation--$1,701,386; gross unrealized depreciation--$5,548,216).

For federal income tax purposes, the Fund has a capital loss carryforward as of August 31, 1999 of approximately $16,085,300 of which $8,891,400 expires in 2000, $263,000 expires in 2003, $5,569,500 expires in 2004 and $1,361,400 in
2007. Approximately $3,463,600 of the Fund's capital loss carryforward expired as of August 31, 1999. In addition, the Fund will elect to treat net capital losses of approximately $3,163,400 incurred in the ten month period ended August 31, 1999 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collaterialized by U.S. Treasury or federal agency obligations. As of August 31, 1999, the Fund had a 0.60% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $4,194,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Bear, Stearns & Co., 5.43%, in the principal amount of $190,000,000, repurchase price $190,028,658, due 9/1/99. The value of the collateral including accrued interest was $196,788,426.

Deutsche Bank Securities, Inc., 5.43%, in the principal amount of $190,000,000, repurchase price $190,028,658, due 9/1/99. The value of the collateral including accrued interest was $193,800,014.

Salomon Smith Barney Inc., 5.43%, in the principal amount of $190,000,000, repurchase price $190,028,658, due 9/1/99. The value of the collateral including accrued interest was $193,887,675.

Warburg Dillon Read LLC, 5.52%, in the principal amount of $125,089,000, repurchase price $125,108,180, due 9/1/99. The value of the collateral including accrued interest was $127,594,690.

------------------------------------------------------------
Note 5. Borrowings

The Fund has approved a $25,000,000 uncommitted line of credit with State Street Bank & Trust Co. Interest on any such borrowings outstanding fluctuates daily, at one percentage point over the Federal Funds rate.

The average daily balance outstanding and the maximum face amount of borrowings outstanding at any month end for the year ended August 31, 1999 was $20,000,000 at a weighted average interest rate of 6%.

------------------------------------------------------------
Note 6. Capital

There are 200 million shares of $.01 par value common stock authorized. Prudential owned 11,000 shares of common stock as of August 31, 1999.
During the fiscal years ended August 31, 1999 and 1998 the Fund issued 63,171 and 81,512 shares, respectively, in connection with the reinvestment of dividends.

------------------------------------------------------------
Note 7. Dividends and Distributions

On September 1 and October 1, 1999 the Board of Directors of the Fund declared dividends of $.060 per share payable on September 30 and October 29, respectively, to shareholders of record on September 15 and October 15, 1999, respectively.
--------------------------------------------------------------------------------

Financial Highlights                            THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                Year Ended August 31,
                                                               -------------------------------------------------------
                                                                1999        1998        1997        1996        1995
                                                               -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(a).....................     $  6.91     $  7.58     $  7.24     $  7.12     $  7.21
                                                               -------     -------     -------     -------     -------
Net investment income.....................................         .71         .74         .74         .77         .86
Net realized and unrealized gain (loss) on investments....        (.28)       (.69)        .35         .16        (.08)
                                                               -------     -------     -------     -------     -------
   Total from investment operations.......................         .43         .05        1.09         .93         .78
                                                               -------     -------     -------     -------     -------
Dividends paid to shareholders from net investment
   income.................................................        (.72)       (.72)       (.74)       (.77)       (.87)
Distributions to shareholders in excess of net investment
   income.................................................          --          --        (.01)         --          --
Return of capital distributions...........................          --          --          --        (.04)         --
                                                               -------     -------     -------     -------     -------
   Total dividends and distributions......................        (.72)       (.72)       (.75)       (.81)       (.87)
                                                               -------     -------     -------     -------     -------
Net asset value, end of year(a)...........................     $  6.62     $  6.91     $  7.58     $  7.24     $  7.12
                                                               -------     -------     -------     -------     -------
                                                               -------     -------     -------     -------     -------
Market price per share, end of year(a)....................     $  6.81     $  6.38     $  7.81     $  7.75     $  8.00
                                                               -------     -------     -------     -------     -------
                                                               -------     -------     -------     -------     -------
TOTAL INVESTMENT RETURN(b)................................       18.55%     (10.19)%     11.47%       8.05%      12.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................     $74,861     $77,632     $84,581     $80,174     $78,255
Average net assets (000)..................................     $77,389     $85,511     $81,788     $79,408     $76,345
Ratio of expenses to average net assets...................        2.69%       2.64%       2.79%       2.89%       3.03%
Ratio of net investment income to average net assets......       10.36%       9.64%      10.04%      10.62%      12.36%
Portfolio turnover rate...................................          85%         73%         82%         97%        106%
Asset coverage............................................         474%        488%        526%        501%        491%
Total debt outstanding at year-end (000)..................     $20,000     $20,000     $20,000     $20,000     $20,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtainable under the Fund's dividend reinvestment plan. This amount does not reflect brokerage commissions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

Report of Independent Accountants             THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The High Yield Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Income Fund, Inc. (the 'Fund') at August 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 15, 1999
--------------------------------------------------------------------------------

Other Information (Unaudited)                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholders of record (or, if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at a price equal to net asset value but not less than 95% of the market price. If net asset value exceeds the market price of Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------

-------------------------------------------------------------------
            Directors
            Edward D. Beach
            Eugene C. Dorsey
            Delayne Dedrick Gold
            Robert F. Gunia
            Thomas T. Mooney
            Stephen P. Munn
            Thomas H. O'Brien
            David R. Odenath, Jr.
            Richard A. Redeker
            John R. Strangfeld
            Nancy H. Teeters
            Louis A. Weil, III

            Officers
            John R. Strangfeld, President
            Robert F. Gunia, Vice President
            Grace Torres, Treasurer
            Stephen M. Ungerman, Assistant Treasurer
            S. Jane Rose, Secretary
            Deborah A. Docs, Assistant Secretary

            Manager
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Investment Adviser
            The Prudential Investment Corporation
            Prudential Plaza
            Newark, NJ 07101

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            PricewaterhouseCoopers LLP
            1177 Avenue of the Americas
            New York, NY 10036

            Legal Counsel
            Swidler Berlin Shereff Friedman, LLP
            919 Third Avenue
            New York, NY 10022

               This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of fund shares.

                              The High Yield Income Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077

                                  Toll free (800) 451-6788

               The views expressed in this report and information about the fund's holdings are for the period covered by this report and are subject to change thereafter.

                          The Prudential Insurance Company of America
                                      751 Broad Street
                                      Newark, NJ 07102
            429904105